UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 6, 2024

(Date of earliest event reported)

BANK5 Trust 2024-5YR6

(Central Index Key Number 0002017898)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association

(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-258342-04	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (212) 834-5467

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 6, 2024, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) caused, pursuant to a pooling and servicing agreement, dated as of May 1, 2024 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, the issuance of the BANK5 Trust 2024-5YR6, Commercial Mortgage Pass-Through Certificates, Series 2024-5YR6 (the “Certificates”). The Certificates will consist of the following classes (each, a “Class”), designated as (i) Class A-1, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class D, Class XERR, Class XFRR, Class XGRR, Class XJRR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (the “Private Certificates”).

The Public Certificates were sold to J.P. Morgan Securities LLC (“JPMS”), Morgan Stanley & Co. LLC (“MS&Co.”), Wells Fargo Securities, LLC (“WFS”), BofA Securities, Inc. (“BofA Securities”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with JPMS, MS&Co., WFS, BofA Securities and Academy, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of April 19, 2024, among the Registrant, JPMorgan Chase Bank, National Association (“JPMCB”) and the Underwriters.

The Private Certificates were sold to JPMS, MS&Co., WFS, BofA Securities, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of April 19, 2024, among the Registrant, JPMCB and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in the BANK5 Trust 2024-5YR6 (the “Issuing Entity”), a common law trust fund formed on May 6, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 46 commercial and multifamily mortgage loans (the “Mortgage Loans”). The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from JPMCB, Morgan Stanley Mortgage Capital Holdings LLC, Wells Fargo Bank, National Association and Bank of America, National Association.

On May 6, 2024, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $888,346,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,974,756, were approximately $924,107,054. Of the expenses paid by the Registrant, approximately $322,097 were paid directly to affiliates of the Registrant, $45,125 in the form of fees were paid to the Underwriters, $121,837 were paid to or for the Underwriters and $5,485,697 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: April 23, 2024) and in the Prospectus, dated April 19, 2024 and as filed with the Securities and Exchange Commission on April 23, 2024. The related registration statement (file no. 333-258342) was originally declared effective on October 15, 2021.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

JPMorgan Chase Bank, National Association, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by Eightfold Real Estate Capital Fund VI, L.P., acting as third-party purchaser under the Risk Retention Rule, of the Class XERR, Class XFRR, Class XGRR, Class XJRR, Class E-RR, Class F-RR, Class G-RR and Class J-RR Certificates (the “HRR Certificates”).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the RR Certificates is equal to approximately $85,143,833 (excluding accrued interest), representing approximately 5.04% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to at least $49,504,498, representing approximately 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates), excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s preliminary prospectus dated April 15, 2024 and as filed with the Securities and Exchange Commission on April 15, 2024 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 6, 2024.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 6, 2024 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 6, 2024	J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Executive Director